      As filed with the Securities and Exchange Commission on June 5, 1998

                                                    Registration No. 333-_______

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                            TEAM AMERICA CORPORATION
             (Exact name of Registrant as specified in its charter)

             Ohio                                                31-1209872
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
              (Address of Registrant's principal executive offices)

                            -------------------------

                            TEAM AMERICA CORPORATION
                            1996 INCENTIVE STOCK PLAN
                            (Full Title of the Plan)

                            -------------------------

                                Richard C. Schilg
                            TEAM America Corporation
                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
            (Name, address and telephone number of agent for service)

                            -------------------------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-1953

                            -------------------------

                                          CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
                                                        Proposed Maximum      Proposed Maximum          Amount of
Title of Securities               Amount to be           Offering Price      Aggregate Offering       Registration
 to be Registered                  Registered              Per Share*              Price*                 Fee*
------------------------------------------------------------------------------------------------------------------
Common Stock,
 without par value.............      450,000                 $11.25              $5,062,500            $1,493.44
------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of TEAM America Common Stock as reported on the Nasdaq National Market System on
June 4, 1998.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of TEAM America Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the TEAM America Corporation 1996 Incentive Stock Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of a Form S-8 Registration Statement, dated March 13, 1998, File No. 333-47897, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on June 5, 1998.

                              TEAM AMERICA CORPORATION

                              By: /s/ Michael R. Goodrich
                                 ----------------------------------------------
                                   Michael R. Goodrich, Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                   TITLE                                DATE
        *Richard C. Schilg               Chairman of the Board and                  )      June 5, 1998
----------------------------------       Chief Executive Officer                    )
         Richard C. Schilg               (Principal Executive Officer)              )
                                                                                    )
                                                                                    )
        *Michael R. Goodrich             Chief Financial Officer (Principal         )      June 5, 1998
----------------------------------       Financial and Accounting Officer)          )
         Michael R. Goodrich                                                        )
                                                                                    )
                                                                                    )
        *Kevin T. Costello               President, Chief Operating Officer,        )      June 5, 1998
----------------------------------       and Director                               )
         Kevin T. Costello                                                          )
                                                                                    )
                                                                                    )
        *S. Cash Nickerson               Chief Marketing Officer and Director       )      June 5, 1998
----------------------------------                                                  )
         S. Cash Nickerson                                                          )
                                                                                    )
                                                                                    )
        *Byron G. McCurdy                Executive Vice President of                )      June 5, 1998
----------------------------------       Government Affairs and Director            )
         Byron G. McCurdy                                                           )
                                                                                    )
                                                                                    )
        *William W. Johnston             Director                                   )      June 5, 1998
----------------------------------                                                  )
         William W. Johnston                                                        )
                                                                                    )
                                                                                    )
        *Charles E. Dugan II             Director                                   )      June 5, 1998
----------------------------------                                                  )
         Charles E. Dugan II                                                        )
                                                                                    )
                                                                                    )

                                                                                    )
                                                                                    )
        *M.R. Swartz                    Director                                    )      June 5, 1998
----------------------------------                                                  )
         M.R. Swartz                                                                )
                                                                                    )
                                                                                    )
        *Crystal Faulkner               Director                                    )      June 5, 1998
----------------------------------                                                  )
         Crystal Faulkner                                                           )
                                                                                    )
                                                                                    )


*By:   /s/Robert J. Tannous
       -----------------------------------
       Robert J. Tannous, attorney-in-fact
       for each of the persons indicated

                          Registration No. 333-_______


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            -------------------------


                            TEAM AMERICA CORPORATION


                            -------------------------


                                    EXHIBITS


                            -------------------------

                                  EXHIBIT INDEX


Exhibit                                Exhibit
Number                               Description
------                               -----------

4(a) TEAM America Corporation 1996 Incentive Stock Plan (Exhibit 4(b) to Registration Statement on Form S-8 (Registration No. 333-47897) and incorporated by reference herein).

4(b)        Amended Articles of Incorporation of TEAM America
            Corporation (Exhibit 3.1 to Form S-1 Registration Statement (File No. 333-13913), and incorporated herein by reference).

4(c)        Amended Code of Regulations of TEAM America Corporation (Exhibit
            3.2 to Form S-1 Registration Statement (File No. 333-13913), and incorporated herein by reference).

5       *   Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a) Consent of Porter, Wright Morris & Arthur (included in Exhibit 5 filed herein).

23(b)   *   Consent of Arthur Andersen LLP.

24      *   Powers of Attorney.

--------------------
* Filed with this Registration Statement